UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 5, 2009

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town And Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)

(972) 668-8800
(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06  Material Impairment

       On February 5, 2009 Comstock Resources, Inc. ("Comstock") issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing a material impairment to its investment in marketable securities which will be recognized in its financial and operating results for the quarter and year ended December 31, 2008.  The Company has just recently completed its impairment reviews as part of its year end financial reporting process.

Item 8.01  Other Events.

On February 5, 2009 Comstock issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing its estimated proved oil and gas reserves as of December 31, 2008.

Item 9.01  Financial Statements and Exhibits

Exhibit 99.1	Press Release, dated February 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: February 5, 2009	By:	/s/ M. JAY ALLISON
M. Jay Allison
President and Chief Executive Officer